UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 3, 2009

ELYSIUM INTERNET, INC.

(Exact name of registrant as specified in its charter)

Utah	000-31431	33-0052057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 992, Oldsmar, Florida	34677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code        (727) 417-7807

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  7.01  REGULATION  FD  DISCLOSURE.

The Company’s board of directors has approved a name change of the Company. We have decided to change the name of our Company from “Elysium Internet, Inc.” to “TheDirectory.com, Inc.” to more accurately reflect our Internet directory business model. In addition we expect to receive a new ticker symbol when the name change becomes effective. We anticipate both the name change and ticker change to take effect during January of 2010.

In addition, we have changed our primary mailing address to PO Box 992, Oldsmar, Florida 34677.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elysium Internet, Inc.
(Registrant)
Date December 4, 2009

/s/ Scott Gallagher
(Signature)
Name: Scott Gallagher
Title: Chief Executive Officer